4333 Edgewood Road NE
Cedar Rapids, IA 52499

September 4, 2009

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:     ML of New York Variable Life Separate Account II

          ML of New York Investor Life - Registration No. 33-51794

          ML of New York Investor Life Plus – Registration No. 33-51702

          ML of New York Estate Investor I – Registration No. 33-61672

          ML of New York Estate Investor II – Registration No. 33-61670

Commissioners:

ML Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2009, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Filings:

BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio, SEC File No.: 811-03091
BlackRock Total Return Portfolio, SEC File No.: 811-03091
BlackRock Fundamental Growth Portfolio, SEC File No.: 811-03091
BlackRock Global Allocation Portfolio, SEC File No.: 811-03091
BlackRock Government Income Portfolio, SEC File No.: 811-03091
BlackRock High Income Portfolio, SEC File No.: 811-03091
BlackRock Large Cap Core Portfolio, SEC File No.: 811-03091
BlackRock Money Market Portfolio, SEC File No.: 811-03091

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290
BlackRock Fundamental Growth V.I. Fund, SEC File No.: 811-03290
BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290
BlackRock Global Growth V.I. Fund, SEC File No.: 811-03290
BlackRock Government Income V.I. Fund, SEC File No.: 811-03290
BlackRock International Value V.I. Fund, SEC File No.: 811-03290
BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290
BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290
BlackRock Money Market V.I. Fund, SEC File No.: 811-03290
BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290
BlackRock Utilities and Telecommunications V.I. Fund, SEC File No.: 811-03290
BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund, SEC File No.: 811-07452
AIM V.I. Core Equity Fund, SEC File No.: 811-07452

AllianceBernstein Variable Products Series Fund, Inc.

Large Cap Growth Portfolio, SEC File No.: 811-05398

MFS Variable Insurance Trust

MFS Emerging Growth Series, SEC File No.: 811-08326

MLIG Variable Insurance Trust

Roszel/Allianz CCM Capital Appreciation Portfolio, SEC File No.: 811-21038
Roszel/Delaware Trend Portfolio, SEC File No.: 811-21038

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (727) 299-1830.

Very truly yours,

/s/ Arthur D. Woods

Arthur D. Woods
Vice President

cc: Priscilla Hechler

     Gayle Morden